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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2004
                Date of Report (Date of earliest event reported)


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-20574                51-0340466
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)


                                 (818) 871-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 -  Financial Information

Item 2.02  Results of Operations and Financial Condition

     On October 19, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Reports Record Revenues for the Fiscal Quarter Ended September 28, 2004", a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. In that press release, the Company uses a non-GAAP financial measure to present net income after adjustment for an unusual and unpredictable event. Specifically, the Company has disclosed net income after excluding the effect of a $4.5 million legal reserve established for pending litigation. The Cheesecake Factory management believes the presentation of this non-GAAP financial measure provides useful information to investors regarding the Company's results of operations as this non-GAAP financial measure allows investors to better evaluate the Company's ongoing business performance.


SECTION 9 -  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

     99.1 Press Release dated October 19, 2004 entitled "The Cheesecake Factory Reports Record Revenues for the Fiscal Quarter Ended September 28, 2004".



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 19, 2004    THE CHEESECAKE FACTORY INCORPORATED


                             By: /s/ MICHAEL J. DIXON
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                             Michael J. Dixon
                             Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



      Exhibit            Description
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        99.1             Press Release dated October 19, 2004 entitled "The
                         Cheesecake Factory Reports Record Revenues for the
                         Fiscal Quarter Ended September 28, 2004."


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